EXHIBIT 10.66

                                 LEASE AGREEMENT

     THIS LEASE executed in 3 counterparts (with each counterpart being deemed to be an original document) and made and entered into as of the 4th day of November 1998, (hereinafter called "Lease Date"), by and between BRIDGE PLAZA PARTNERSHIP (hereinafter called "Landlord"), and THE FURST GROUP, INC. (hereinafter called "Tenant"); Landlord and Tenant having the following notice address on the date of this Lease:


     Landlord:     BRIDGE  PLAZA  PARTNERSHIP
                   2340  Periwinkle  Way,  Suite  J-3
                   Sanibel  Island,  Florida  33957
                   (941)  395-1111

     Tenant:       THE  FURST  GROUP,  INC.
                   Furst  Commerce  Center
                   459  Oakshade  Road
                   Shamong,  NJ  08088
                   (941)  481-2199

                          FUNDAMENTAL LEASE PROVISIONS
                          ----------------------------

     Certain Fundamental Lease Provisions are set forth in this Section and represent the agreement of the parties hereto, subject to further definition and elaboration as set forth in the Lease Agreement:

     (a)     Tenant's  Trade  Name:          THE  FURST  GROUP

     (b)     Lease  Terms:
             Commencement  Date:             February  1,  19999
             Lease  Expiration  Date:        January  31,  2002

     (c)     Premises:                       12901 McGregor Boulevard, Unit  1A,
                                             Fort Meyers, Florida

     (d)     Area  of the Premises:          12,420 - 11, 787 square feet of air
                                             conditioned  area plus  633  square
                                             feet  covered  area  square  feet

     (e)     Minimum  Rent:                  $95,013.00  per  year  -  year  1
                                             $7,917.75  per  month  -  year  1
                                             An amount equal to the first year's
                                             annual  Minimum Rent
                                             multiplied  by  104%  -  year  2
                                             An amount equal to the first year's
                                             monthly  Minimum  Rent
                                             multiplied  by  104%  -  year  2
                                             An  amount  equal  to  the  second
                                             year's  annual  Minimum  Rent
                                             multiplied  by  104%  -  year  3
                                             An  amount  equal  to  the  second
                                             year's  monthly  Minimum  Rent
                                             multiplied  by  104%  -  year  3

     (f)     Additional  Rent:
             Common  Area  Costs  and  Expenses:          See  2.02
             Tax  Impositions:                            See  2.02
             Insurance  Costs:                            See  2.02

     (g)     Security  Deposit:                           $9,500.00

     (h)     Permitted  Use:                       Telecommunication  Services

     (i)     Address  of Shopping Center:          12901 McGregor Boulevard,
                                                   Fort Meyers, FL

                                      INDEX
                                      -----

ARTICLE  I  -     TERM:                                        PAGE
                  ----

     1.01     Term  of  This  Lease                              4

ARTICLE  II  -     TENANT  PAYMENT:
                   ---------------

     2.01     Minimum  Rent                                      4
     2.02     Cost and Expenses, Tax Impositions, and
              Insurance Costs                                    4
     2.03     Utilities                                          5
     2.04     Amounts  due  Upon  Termination                    6
     2.05     Security  Deposit                                  6

ARTICLE  III  -     TENANT  COVENANT:
                    ----------------

     3.01     Use                                                6
     3.02     Painting  and  Decorating                          7
     3.03     Signs  and  Displays                               7
     3.04     Rubbish  Removal                                   7
     3.05     Passageways                                        7
     3.06     General  Insurance  Requirements                   7
     3.07     Plate  Glass                                       7
     3.08     Insurance  Restrictions                            7
     3.09     Indemnification  of  Landlord                      8
     3.10     Alterations  of  Tenant                            8
     3.11     Repairs  and  Maintenance  by  Tenant              9
     3.12     Transfers,  Assignment  and  Subletting            9
     3.13     Voting  Control                                    9

ARTICLE  IV  -     DEFAULTS  BY  TENANT:
                   --------------------

     4.01     Events  of  Default                                9
     4.02     Remedies  Upon  Default                           10
     4.03     Damages  Upon  Termination                        11
     4.04     Landlord's  Self  Help                            11

ARTICLE  V  -     DEFAULTS  BY  TENANT:
                  --------------------

     5.01     Subordination  of  Lease                          11
     5.02     Tenant's  Attornment                              11
     5.03     Instruments  to  Carry  Out  Intent               11

ARTICLE  VI  -     ESTOPPEL  CERTIFICATE:
                   ----------------------

     6.01     Tenant's  Agreement  to  Deliver                  12
     6.02     Failure  of  Tenant  to  Provide                  12

ARTICLE  VII  -     MECHANIC'S  LIENS:
                    -----------------

7.01     No  Liens  Permitted                                   12
7.02     Prompt  Payment                                        12
7.03     Posting  of  Notices                                   12

ARTICE  VIII  -     COMMON  AREAS:
                    -------------

     8.01     Use  of  Common  Areas                            12
     8.02     Alteration  of  Common  Areas                     12
     8.03     Employee  Parking                                 13

ARTICLE  IX  -     LANDLORD  OBLIGATIONS:
                   ---------------------

     9.01     Repairs  by  Landlord                             13
     9.02     Damage  or  Destruction                           13
     9.03     Condemnation                                      13
     9.04     Quiet  Enjoyment  and  Transfer  of  Tenants      13

ARTICLE  X  -     ADDITIONAL  COVENANTS:
                  ---------------------

     10.01     Right  of  Entry                                 14
     10.02     Surrender  of  Premises                          14
     10.03     Late  Charges                                    14
     10.04     All  Notices  in  Writing                        14

ARTICLE  XI  -     MISCELLANEOUS:
                        --------------

     11.01     Attorney's  Fees                                 14
     11.02     Time  of  Essense                                14
     11.03     Holding  Over                                    15
     11.04     Waiver                                           15
     11.05     Successors  and  Assigns                         15
     11.06     Headings, Captions and References                15
     11.07     Landlord  and Tenant Relationship                15
     11.08     No  estate  by  Tenant                           15
     11.09     Delay  in  Delivery  of  Premises                15
     11.10     Entire  Agreement  and  No  Offer                16
     11.11     Representations                                  16
     11.12     Jurisdiction                                     16
     11.13     Landlord's  Liability                            16
     11.14     Execution  by  Agent                             16
     11.15     Corporate  Tenants                               16
     11.16     Accord  and  Satisfactions                       16
     11.17     Recording                                        16
     11.18     Radon  Gas                                       16
     11.19     Hazardous  or  Toxic  Materials                  16

Exhibit  A     Rules  and  Regulations
Exhibit  B     Additional  Lease  Provisions

THIS LEASE AGREEMENT made and entered into as of the Lease Date by and between Landlord and Tenant.

     In consideration of the rents hereinafter reserved and in consideration of the mutual covenants and agreements hereinafter contained, and the sum of TEN AN NO/100 DOLLARS ($10.00) and other valuable consideration each to the other paid, the receipt and adequacy whereof are hereby acknowledged, Landlord hereby leases and demises unto Tenant, and Tenant hereby leases from Landlord, those certain premises (hereinafter referred to as "Premises") consisting of the store space having a rentable area of approximately the Area of the Premises defined in the Fundamental lease Provisions. The Area of the Premises has been calculated on the basis of the rentable area attributable to the Premises and is hereby stipulated for all purposes to be the number of square feet stated in the definition of the Area of premises, whether the same should be more or less as a result of variations arising out of actual construction and completion of the Premises for occupancy or otherwise. The Premises is located within the Shopping Center composed of those buildings and improvements now or hereafter constructed on that parcel of land at the address of the Shopping Center and/or on any additional land acquired by Landlord and made a part of the Shopping Center which land and additional land is hereinafter called the "Land".

     The Fundamental Lease Provisions appearing on the face page of this Lease are an integral part of this Lease and are incorporated herein by reference. Each of the Fundamental Lease Provisions shall be deemed a definition of an essential term of this Lease and whenever any such term shall appear in this Lease, it shall be deemed to have the meaning therefore set forth in the Fundamental Lease Provisions and shall be limited by the provisions of this Lease applicable thereto.

                                    ARTICLE I
                                      TERM
                                      ----

     1.01 Term of this Lease. The term of this Lease (sometimes herein called the "Term") shall mean the period starting on the first day of the Tenant occupying the Premises or the Commencement Date as set forth in clause (b) on page 1, whichever is earlier, and subject to the other terms and conditions of this Lease, ending at 12:00 o'clock midnight on the Lease Expiration Date set forth in clause (b) on page 1. "Lease Year" means each successive twelve (12) month period from January 1, and the next succeeding December 31; and if the Term ends on other than a December 31, it also means the period beginning on the last January 1 of the Term and ending on the last day of the Term. "Rent Year" means either a Lease Year or a Partial lease Year, as the case may be.

                                   ARTICLE II
                                 TENANT PAYMENTS
                                 ---------------

     Tenant covenants and agrees to pay Landlord, as rental for the Premises, rent in accordance with the provisions set forth hereinbelow. Tenant further covenants and agrees to pay, as hereinafter set forth, common area costs and expenses, tax impositions, insurance costs, late charges and other charges required to be paid by Tenant by the provisions of this Lease, all of which are hereinafter sometimes collectively referred to as "costs" and shall not be deemed a part of the rents. Such costs shall, for the purposes of the default provisions hereof, be deemed additional rent due from Tenant and any default in the prompt payment thereof shall entitle Landlord to exercise any or all of the remedies provided for herein and at law or at equity, on account of Tenant's failure to pay rent. It is further agreed that such costs shall not be deemed rent as that term is construed relative to government wage, price and rent control or analogous governmental actions affecting the amount of rent which Landlord may charge Tenant. For the purposes of this Lease, the term Tenant's Proportionate Share shall mean (for each calendar year during the term of this Lease during which Tenant is required to make a specified payment of common area costs and expenses and insurance costs) the total costs of said costs for the Shopping Center multiplied by a fraction the numerator of which is the Area of the Premises and the denominator of which is the total square footage of the Shopping Center.

     2.01 Minimum Rent. Tenant shall pay to Landlord without notice or demand during the Term, at the Address of Landlord or at such other place as Landlord may direct from time to time by notice to Tenant, the Annual Minimum Rent in equal monthly installments of the Monthly Minimum Rent as set forth in the Fundamental Lease Provisions payable in advance on or before the first day of each calendar month during the Term, without abatement, offset or deduction of any kind or for any reason. Installments of Minimum Rents due for any period less than one (1) calendar month for which Tenant is obligated to pay rent shall be prorated on a per diem basis with respect to such fractional calendar month.

     2.02  Common  Area Costs and Expenses Tax Impositions, and Insurance Costs.
(a) For each calendar year during the Term of this Lease, Tenant shall pay to Landlord, as additional rent, Tenant's Proportionate Share of common area costs and expenses, tax impositions and insurance costs paid or incurred by Landlord and which shall be charged to the operation, maintenance and management of the Shopping Center and its common areas. Tenant's Proportionate Share of each such item shall be paid in advance whether or not actually incurred by Landlord in monthly installments estimated by Landlord and subsequently adjusted as provided below for any deficiency (or excess) resulting from actual costs exceeding (or falling short of) estimated payments. Landlord may revise its estimate and may adjust such monthly payment at the end of any calendar month. The first such installment shall be due and payable by Tenant on the Rent Commencement Date (prorated for the remaining number of day in the calendar year); and subsequent installments shall thereafter be due and payable on the first (1st) day of each successive calendar month during the Term. After the end of each calendar year, Landlord shall deliver to Tenant a statement certifying the actual costs of each such item for the estimated period just ended and a statement estimating the costs of each such item for the calendar year thereafter. On or before the due date for the installment of Minimum Rent next due following receipt of each such statement, Tenant shall pay any deficiency resulting from the actual costs exceeding estimated payments for the period just ended. Landlord shall credit any excess payment made by Tenant for the preceding period against future payments of Tenant's Proportionate Share of each such item. If the Term shall end on a date other than the last day of a month, the charges to Tenant with respect to each such item for that month shall be prorated on a daily basis.

     (b) The term "common area costs and expenses" shall mean and include all amounts paid or incurred by Landlord for operation, managing and maintaining the common areas of the Shopping Center in a manner deemed by Landlord reasonable and appropriate and for the best interest of the Shopping Center, including, without limitation, all costs and expenses of : (i) operating, repairing, maintaining, lighting, and cleaning the common areas of the Shopping Center;
(ii) paying all personnel employed on a part time basis or full time basis in the operation, maintenance or repair of the common areas of the Shopping Center;
(iii)  removing rubbish and debris from the common areas of the Shopping Center,
(iv) inspection, maintenance, operation of machinery and equipment used in the operation and maintenance of the common area facilities; (v) all paved parking and other areas serving the Shopping Center; and all walkways, landscaping, and lighting facilities; (vi) all utilities used in connection with the operation, repair and maintenance of common area facilities; (vii) leasing or renting equipment used in connection with the operation repair and maintenance of common area facilities. It is acknowledged and agreed that for the purposes of this Lease, the "common areas" of the Shopping Cneter shall mean exteriors and all utilities underground or other wise forming part of the Shopping Center and all paved parking areas, driveways, sidewalks, passages, loading docks and all other areas not specifically designated to be under the exclusive control of any single tenant.

     (c) The term "tax impositions" shall mean and include all assessments or charges paid or incurred by Landlord for public betterments or improvements, fire or water line taxes, ad valorem real estate and/or personal property taxes, or any other tax on rents or real estate as such (other than income taxes thereon) from time to time directly or indirectly assessed or imposed upon the Shopping Center and/or the Land upon which it is situated and/or the property, furniture, fixtures, and equipment used in the operation, maintenance or repair of the Shopping Center and its common areas, including all costs and fees paid or incurred by Landlord in contesting, or in negotiating with the public authorities as to the amount of such assessments, charges or taxes or the basis upon which the same shall be assessed. The foregoing provisions to the contrary notwithstanding, it is understood and agreed that any and all assessments or charges for the public betterments or improvements, ad valorem real estate taxes or other taxes on business property as such from time to time made to the Premises by Tenant or under its direction or with respect to any property of Tenant therein shall be born and paid entirely by Tenant and if any of said items of any portion thereof shall be paid by Landlord, Tenant shall reimburse Landlord for the same immediately upon receipt by Tenant of written demand therefor from Landlord.

     (d) The term "insurance costs" shall mean and include all amounts paid or incurred by Landlord for all insurance which may be maintained by Landlord from time to time with respect to the Shopping Center, the common areas thereof and the management, operation and maintenance thereof, including, but not limited to, all risk fire and extended coverage insurance, rental loss insurance, general liability insurance, automobile insurance, workmen's compensation insurance, insurance against liability for defamation and claims for false arrest, and plate glass insurance.

     (e) Notwithstanding the language referenced in Article 2.02 (a), (b), (c), an (d) regarding common area costs and expenses, tax impositions, and insurance costs to be paid by the Tenant, the amount the Tenant shall pay to the Landlord as Tenant's additional rent for common area costs and expenses, tax impositions, (excluding tax on rent), and insurance costs shall never be less than an annual sum of $17, 680.50 for year 1 of the Lease and said minimum amount shall increase each year thereafter 4% from the previous year.

     2.03 Utilities (a) Tenant shall promptly pay for all utilities and other services (including, but not limited to water, sewer service charges, garbage or trash removal, fuels, including natural gas, and electricity, including electricity for any heating in the Premises) furnished to and/or used in or at the

Premises for any purpose. Landlord may, if it so elects, furnish one or more of said utility services to Tenant, provided that furnishing thereof by Landlord is not prohibited by law, rule or regulation of such utility or of any governmental agency having jurisdiction with respect thereto, and, in such event, Tenant shall purchase the use of such service as it is tendered and shall pay on demand as additional rent the rates established therefor by Landlord, which rates shall not exceed the rates which would have been charged for the same service if furnished by the appropriate local utility company. Landlord may at any time discontinue the furnishing of any one or more of such utility services without obligation to Tenant other than to permit Tenant to connect the Premises to the public utility, if any, furnish such discontinued service.

     (b) Landlord shall not be liable for any interruption or curtailment whatsoever in the furnishing of utility services or other services to the Premises whether or not the same are furnished by Landlord, which is due to fire, accidents, strikes, acts of God or other casualties, conditions or causes beyond Landlord's control or which is necessary or proper in order to make alterations, improvements or repairs. Landlord reserves, and shall at all times have, the right to cut off and discontinue on ten (10) days written notice to Tenant all utility services inn the event Tenant has failed to pay amounts due from Tenant to landlord under any provision of this Lease and fails to cure such default within said ten (10) day notice period.

     2.04 Amounts Due Upon Termination. Notwithstanding any expiration or termination of this Lease (except in the case of cancellation by mutual agreement) Tenant's obligation to pay minimum Rent, Tenant's Proportionate Share of all common area costs and expenses, insurance costs and utility charges under this Lease shall continue and shall cover all periods up to the Lease Expiration Date. Tenant's obligation to pay any and all such amounts under this Lease and Landlord's and Tenant's obligations to make the adjustments referred to above shall survive any expiration or termination of this Lease.

     2.05 Security Deposit. Tenant has concurrently with the execution of this Lease, deposited with the Landlord the sum set forth for the Security Deposit in the Fundamental Lease Provisions as security for the full and faithful performance of each and every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease by it to be performed, Landlord may, in addition to any other remedy it may have, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any proportion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform each provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant only upon the expiration of the full stated term of this Lease and after payment by Tenant of all sums due or to become due Landlord under any provisions of this Lease, it being the intention of the parties that such sum of money shall secure Landlord not only as to default by Tenant prior to termination but as to any deficiency in the sums to be paid by Tenant to Landlord for the full stated term hereof. In the even of a sale, lease or other transfer of the Shopping Center, Landlord shall have the right to transfer the Security Deposit to the vendee, lessee or transferee, and Landlord shall thereupon be released form all liability for the return of such Security Deposit; and this provision shall apply to every transfer or assignment made of the Security Deposit to a new landlord. The
Security Deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord, and any such assignment or encumbrance shall be void.

                                   ARTICLE III
                                TENANT COVENANTS
                                ----------------

     3.01 Use. Tenant shall not use, occupy or operate the whole or any part of the Premises for any purpose other than that set forth under Permitted Use in the Fundamental Lease Provisions; nor shall Tenant permit the same to be used for any other purpose. Tenant shall further use the Premises in accordance with the Rules and Regulations from time to time adopted by Landlord and in such manner as will not interfere with or infringe on, the rights of other tenants in the Shopping Center. A copy of such Rules and Regulations presently in effect are attached hereto as Exhibit A and by this reference made a part hereof. Tenant shall not use or occupy the Premises in violation of any law, ordinance, regulation or other directives of any governmental authority having jurisdiction hereof, not permit a nuisance to be created or maintained therein. Tenant shall not maintain or permit any coin operated or vending machines within or about the Premises without the prior written consent of Landlord. During the term hereof, Tenant shall be in continuous use, occupancy and operation of the entire Premises, shall conduct business in the Premises for the purposes herein stated and shall not vacate or abandon the Premises or allow the same to appear vacated or abandoned. Tenant shall conduct its business in the Premises under the trade name set forth under Tenant's Trade Name in the Fundamental Lease Provisions, and under no other name or trade name unless first approved in writing by Landlord. Tenant shall not allow any odor or sound produced or originating in the Premises to be detectable outside the Premises and shall, at its sole expense, exhaust and/or filter all such odors in such manner that they cannot be detected outside the Premises and sound proof the wall of the Premises in such manner that such sounds cannot be heard outside the Premises. Tenant shall not, under any circumstances, conduct in the Premises of the Shopping Center any auction or bankruptcy sale or fire sale or going-out-of business sale or any similar liquidation sale, it being agreed that the same are inconsistent and in conflict with and would be detrimental to the interest of Landlord and Tenant.

     3.02 Painting and Decorating. Tenant shall paint and keep the Premises, including the storefront thereof, in good repair, but Tenant shall not paint or change the decorative or architectural treatment of the storefront, the interior or the exterior of the Premises without Landlord's written consent. Tenant shall promptly remove, upon order from Landlord, any decoration or architectural changes which has been applied to, or installed upon, the Premises without Landlord's written consent or take such other action with reference thereto as Landlord may direct.

     3.03 Signs and Displays. Tenant shall not place or permit to be placed or maintain any sign, awning advertising matter, decoration, lettering or other thing of any kind on the interior or the exterior of the Premises or on the glass of any window or door of the Premises without first obtaining Landlord's written approval thereof. Tenant shall promptly remove, upon order from Landlord, any sign, awning, advertising matter or other thing of any kind which has been applied to, or installed upon, the interior or exterior of the Premises without Landlord's written consent or take such other action with reference thereto as Landlord may direct. Tenant shall maintain displays of merchandise in such a manner as shall be visible from Tenant's storefront and shall take such other action with respect thereto as Landlord shall direct. Tenant's exterior sign shall remain lit during such hours of each day as shall be determined from time to time by written policies of Landlord designed to provide for general uniformity with respect to the lighting of exterior signs. The Landlord has the right, but not the obligation to erect a sign advertising Tenant's business on or immediately adjacent to the Premises. The Tenant shall reimburse the Landlord for the cost of said sign.

     3.04 Rubbish Removal. Tenant, at its own expense, shall keep the Premises clean, both inside and outside, and shall remove all rubbish, garbage and other refuse from the Premises and place it in containers which shall be provided and located by Landlord within the service areas of the Shopping Center.

     3.05 Passageways. Tenant shall neither encumber nor obstruct the passageways adjoining the Premises or in other areas of the Shopping Center, nor allow the same to be obstructed or encumbered in any manner, including, but not limited to the use of same for displays, advertising or the sale of merchandise.

     3.06 General Insurance Requirement. During the Term, Tenant shall, at its own cost and expense, carry with companies satisfactory to Landlord, comprehensive public liability insurance in the joint names of Landlord and Tenant covering the Premises and the use and occupancy thereof in such amount or amounts as may be reasonably required by Landlord from time to time but in no event less than One Million Dollars ($1,000,000.00) combined single limit for any one occurrence. Tenant shall also keep in force, at its own cost and expense set forth herein, fire, extended coverage, and water damage insurance insuring the Tenant's property including, but not limited to, betterments and improvements made by Tenant, Tenant's inventory, trade fixtures, furnishings and other personal property whether or not removable by Tenant, in an amount sufficient to cover the full replacement cost of such property. Tenant hereby waives any claim or right of action which it may have against Landlord for loss or damage covered by any insurance required to be maintained by it pursuant to the terms of this Lease and covenants and agrees that it will obtain a waiver in writing from the carrier of such insurance releasing such carrier's subrogation rights as against Landlord. In addition, Tenant shall keep in force workman's compensation or similar insurance to the extent required by law. Tenant shall deliver said policies or certificates thereof to Landlord before entering the Premises; and thereafter thirty (30 days prior to the expiration of any existing policy of insurance. Should Tenant fail to obtain or maintain in effect the insurance called for herein or to pay the premiums therefor or to deliver said policies, certificates or duplicates thereof to Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or damage incurred by Landlord arising out of such failure; and Landlord may, at its election and in addition to any other remedy available to Landlord, procure said insurance and pay the requisite premiums therefor, in which even Tenant shall pay to Landlord on demand as additional rent all sums so expended by Landlord. Tenant shall cause each insurer under the policies required hereunder to agree by endorsement on the policy issued by it or by independent instrument furnished to Landlord that it will give Landlord thirty (30) days prior written notice before the policy or policies in question shall be altered or canceled.

     3.07 Plate Glass. Tenant shall replace, at is sole cost and expense, any and all plate and other glass in or about the Premises damaged or broken from any cause whatsoever.

     3.08 Insurance Restrictions. Tenant shall not, without Landlord's written consent, use the Premises or the Shopping Center in any manner which will increase the insurance premium costs or invalidate any insurance policies carried on the Premises or on other parts of the Shopping Center, nor shall Tenant do or cause to be done or permit or keep on the Premises or in the Shopping Center anything which will have a like effect upon any such insurance policies. If, because of anything done, caused to be done, permitted or omitted by Tenant or its agents, servants, employees (whether or not acting in the scope and course of their employment), licensees, assignees or undertenants, the premium rate for any kind of insurance in effect on the Shopping Center or any part thereof shall be raised, or if Landlord should consent to a use or occupancy of the Premises by Tenant which shall cause an increase in the premium rate for such insurance, Tenant shall pay Landlord on demand as additional rent the amount of any such increase in premium which Landlord shall pay for such insurance. If Landlord shall demand that Tenant remedy such condition which caused any such increase in an insurance premium rate, unless Landlord has otherwise consented to the condition in writing, Tenant shall remedy such condition within five (5) days after receipt of such demand. All property kept, stored, maintained or permitted within the Premises by Tenant shall be at Tenant's sole risk.

     3.09 Indemnification of Landlord. Tenant agrees to indemnify and defend Landlord and to save harmless Landlord, and the tenants, licensee, invitees, agents, servants and employees of Landlord against and from any and all claims by or on behalf of any person, firm or corporation arising by reason of injury to person or property occurring on the Premises or by reason of any breach, violation or nonperformance of any thing growing out of the occupancy or use of the Premises by Tenant or anyone holding or claiming to hold through or under Tenant. Tenant agrees to pay Landlord promptly for all damage to the Shopping Center or the Premises and for all damage to tenants or occupants of the Shopping Center caused by Tenant's misuse or neglect of the Shopping Center or of the Premises or of its or their apparatus and appurtenances and Tenant agrees in any event to reimburse and compensate landlord as additional rent within five
(5) days of rendition of any statement to Tenant by Landlord for expenditures made by Landlord or for fines sustained or incurred by Landlord due to nonperformance or noncompliance with or breach or failure to observe any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Shopping Center or by any owner or occupancy of adjoining or contiguous property. Neither Landlord not its agents shall be liable to Tenant or to any person, firm or corporation claiming through or under Tenant for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, glass, electricity, water, rain or snow or leaks from any part of the Shopping Center or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by other cause of whatever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees acting in the course and scope of their employment. Landlord shall not be liable to Tenant or to any person, firm or corporation claiming through or under Tenant for any latent defects in the Premises or in the Shopping Center.

     3.10 Alterations by Tenant. (a) Tenant shall make no alterations, additions or improvements to the Premises or to the exterior, the structure, or the storefront thereof or the signs thereon without the prior written consent of the Landlord. Any request by Tenant for Landlord's consent to any such proposed alterations, additions and improvements shall in each instance be accompanied by plans and specifications for the proposed work prepared and submitted to Landlord in accordance with such requirements as Landlord may reasonably impose. All such alterations, additions and improvements (excluding personal property and movable business fixtures of Tenant no part of the cost of which shall have been paid by Landlord) made by, for or at the direction of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or earlier termination of this Lease or at such time as the Landlord shall re-enter and take possession of the Premises without terminating this Lease pursuant to the provisions of 4.02 hereof; provided, however, that Landlord shall have the right to require Tenant to remove any of such alterations, additions, or improvements and to restore the Premises to the condition in which they were at the commencement of Tenant's occupancy thereof and such right shall be exercised by Landlord by giving notice to tenant at any time prior to or not later than thirty (30) days after the expiration or earlier termination of this Lease. Upon receipt of such notice, Tenant, at Tenant's sole cost and expense, shall comply with the requirements specified in such notice on or before the expiration or earlier termination of the Lease or within five (5) days after receipt of such notice by Tenant, whichever is later.

     (b) Tenant shall make no penetration of any floor, wall, overhead structure or roof of the Premises or any other part of the Shopping Center without Landlord's prior written consent to the plans and specifications therefor and for the repair of each such penetration all in such detail as Landlord may require. Subject to such consent and to Tenant's compliance with such other requirements as Landlord may impose, Tenant shall make and repair any such penetration in strict compliance with the approved plans and specifications and Landlord's requirements with respect thereto. Landlord shall have no obligation to consent to any such penetration; but, if it shall so consent, then notwithstanding such consent, Tenant shall indemnify and hold Landlord harmless from any damage, loss, cost or expense arising out of the existence of any such penetration even if the same was made and required in compliance with plans, specifications and requirements approved by Landlord.

     (c) Landlord shall have no obligation to make any alterations, improvements or repairs to the Premises other than those, if any, herein specifically provided for.

     3.11 Repairs and Maintenance by Tenant. Tenant shall, at Tenant's own cost and expense, keep and maintain the Premises and appurtenances thereto (including replacements as necessary) and every part thereof, in good order and repair except portions of the Premises to be repaired by Landlord pursuant to Section
9.01 hereof. Tenant shall also keep the heating, cooling, and ventilation, water, sewer, electrical and sprinkler systems within or serving the Premises in good order and repair and Tenant shall be liable for any damaged due or attributable to Tenant's failure to perform or cause such maintenance or repairs to be performed. Throughout the Term, Tenant shall enter into and maintain, at its expense, a maintenance contract with the service contractor designated from time to time by Landlord which contract shall provide for and Tenant shall through such contractor perform or cause to be performed routine maintenance on the heating, cooling and ventilating system serving the Premises including, but not limited to, timely changing of filters (at least quarterly), adjustment and inspection of air handling mechanisms, control equipment, inspection, maintenance and performance of necessary lubrication, testing and other such normal maintenance procedures. In addition, throughout the term of this Lease, Tenant shall enter into and maintain, at its expense, a pest control contract with the pest control contractor designated from time to time by Landlord which contract shall provide for and Tenant shall, through such contractor, perform or cause to be performed, not less frequently than quarterly, routine pest control and examination of and preventive treatment for vermin, insects and wood destroying organisms. All damage or injury to the Premises or the Shopping Center, or the common areas, caused by any act or negligence of Tenant, it agent, employees, licensee, invitees or visitors, shall be promptly repaired by Tenant. Landlord may make such repairs which are not promptly made by Tenant and charge Tenant for the cost thereof, and Tenant hereby agrees to pay such amount to Landlord together with interest thereon at the highest legal rate not to exceed eighteen (18%) percent per annum from the date of such repairs as additional rent on demand. Tenant shall have no right to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent due hereunder.

     3.12 Transfer, Assignment and Subletting. Tenant shall not sell, pledge or hypothecated this Lease or sublet the Premises or any part thereof without the prior written consent of Landlord in each such instance. Consent of Landlord to one assignment or subletting shall not destroy or operate as a waiver of the prohibitions contained in this section as to future assignments or subleases and all such later assignments or subleases shall be made only with Landlord's prior written consent. In the event any assignment of this Lease or subletting of the Premises or any part thereof is made by Tenant whether or not the same is consented to by Landlord, Tenant shall remain liable to Landlord for payment of all rent herein provided for and for the faithful performance of all of the covenants and conditions of this Lease by an assignee or sublesee to the same extent as if the lease had not been assigned or the Premises sublet. If this Lease shall be assigned or the Premises or any portion thereof sublet by a rental that exceeds all rentals to be paid to Landlord hereunder, attributable to the Premises or portion thereof so assigned or sublet, then and in such event any such excess shall be paid over to Landlord by Tenant. If Tenant shall request Landlord's consent to an assignment of this Lease or a subletting of the Premises or any portion thereof, it shall do so by written notice to Landlord naming the proposed assignee or subtenant, designating any portion of the Premises to be sublet and setting forth the other terms and conditions of such proposed assignment or subletting. Thereupon, and at any time thereafter, Landlord shall, at its election upon notice to Tenant and without limitation, have the right to refuse to consent to such subletting or assignment; or enter into a direct lease with such proposed assignee or subtenant; and/or terminate this Lease as to the portion of the Premises designated in such notice from Tenant to Landlord, the area of the Premises shall be reduced by the area of the portion of the Premises so designated by Tenant, the Rent shall each be reduced in the same proportion as the area of the Premises shall be reduced, and Tenant shall upon request of Landlord execute an instrument in recordable form prepared by Landlord documenting the same.

     3.13 Voting Control. If Tenant is a corporation and if the entity or person or persons who own a majority of its voting shares at the time of the execution hereof cease to own a majority of such shares at any time hereafter, except as a result of transfers by gift, bequest or inheritance, Tenant shall so notify Landlord. In the event of such change of ownership, whether or not Tenant has notified Landlord thereof, Landlord may, at its option, terminate this Lease by notice to Tenant effective immediately upon giving of such notice. This section shall not apply if and so long as Tenant is a corporation the outstanding voting stock of which is listed on a recognized security exchange.

                                   ARTICLE IV
                               DEFAULTS BY TENANT
                               ------------------

     4.01 Events of Default. This lease is made upon the condition that Tenant shall punctually and faithfully perform all of the covenants, conditions and agreements by it to be performed as in this Lease set forth. The following shall each be deemed to be an event of default (each of which is sometimes referred to herein as an "Event of Default"):

     (i) if Tenant shall fail to pay rent or any other charge or sum to be paid by Tenant to Landlord when due in accordance with the terms of this Lease, and such default shall continue for a period of three (3) days;

     (ii) if Tenant shall fail to open its business in the premises to the public within fifteen (15) days of the Lease Commencement Date; or

     (iii) if Tenant shall fail to keep or perform or abode by any other requirement, term, condition covenant or agreement of this Lease or of the Rules and Regulations now in effect or hereafter adopted or of any notice given Tenant by Landlord pursuant to the terms of this Lease and such default shall continue for a period of ten (10) days after notice to Tenant of such default; or

     (iv) if Tenant (or, if Tenant is a partnership, if any partner in Tenant) or any guarantor of this Lease shall file a petition in bankruptcy or take or consent to any other action seeking any such judicial decree or shall file any debtor proceeding or a petition for an arrangement or for corporate reorganization or shall make any assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due or in any court of competent jurisdiction shall enter a decree or order adjudicating it bankrupt or insolvent or if any trustee or receiver for Tenant or for any substantial part of its property be appointed or if any person shall file a petition for involuntary bankruptcy against Tenant and if its property be appointed or if any person shall file a petition for involuntary bankruptcy against Tenant and such appointment or petition shall not be stayed or vacated within sixty (60) days of entry thereof or if Tenant's interest hereunder shall pass to another by operation of law in any other manner; or

     (v) if Tenant's interest in this Lease or the Premises shall be subjected to any attachment, levy or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof; or

     (vi) if Tenant shall vacate or abandon the Premises or shall fail to strictly comply with its agreement in Section 3.01 above.

     (vii) If Tenant fails to timely execute and deliver the instruments referenced in Article V.

     (viii) If Tenant fails to timely execute and deliver the Estoppel Certificates referenced in Article VI.

     4.02 Remedies Upon Default. Landlord may treat any Even of Default as a breach of this Lease. Landlord's failure to insist upon strict performance of any covenant, term or condition of this Lease or to exercise any right or remedy it has herein shall not be deemed a waiver or relinquishment for the future of such performance, right or remedy. In addition to any and all other rights or remedies of Landlord in this Lease or by law or in equity provided, Landlord shall have the following rights and remedies if any Events of Default shall occur.

     (i) Landlord shall have the right to continue this Lease in full force and effect, and the right to enter the Premises without notice to vacate (any right to which is hereby waived by Tenant) and terminate Tenant's possession of the Premises (and Tenant's right to possess same) and relet the same, including without limitation the right to change any or all locks on the Premises and remove all persons and all property therefrom, by any suitable action or proceeding at law, or by force or otherwise, all without being liable for forcible entry, trespass or other tort and without being liable for any prosecution therefrom or damages resulting therefrom. Tenant shall be liable immediately to Landlord for all costs Landlord shall incur in reletting the Premises and Tenant shall pay to Landlord all rent and other charges due under this Lease on the date that the same are due, less the rent Landlord receives from any reletting.

     (ii) Landlord, with or without terminating this Lease, may immediately, or at any time thereafter, re-enter the Premises and cure any Event of Default and/or correct or repair any condition which shall constitute a failure on Tenant's part to perform any obligation to be performed by it under this Lease and Tenant shall pay Landlord on demand any and all costs of expenses paid or incurred by Landlord in making any such cure, correction or repair.

     (iii) No course of dealing between Landlord and Tenant or any delay on the part of Landlord in exercising any rights it may have under this Lease shall operate as a waiver of any of the rights of Landlord hereunder nor shall any waiver of a prior default operate as a waiver of any subsequent default or defaults and no express waiver shall affect any condition, covenant, rule or regulation other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

     (iv) In the event of any re-entry of the Premises and/or changing of the locks on the Premises and/or termination of this Lease by Landlord pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or changing of locks or termination by Landlord, and Tenant shall save Landlord harmless from any loss, cost (including legal expenses and reasonable attorneys'

fees) or damages suffered by Landlord by reason of such re-entry or changing of locks or termination and no such re-entry or changing of locks or termination shall be considered or construed to be a forcible entry.

     4.03 Damages Upon Termination. If Landlord elects to terminate this Lease as provided hereinabove, Landlord may recover from Tenant damages computed with the following formula in addition to its other remedies:

     (i) the worth at the time of judgment of any unpaid rent (an any additional sum) which has been earned at the time of such termination; plus

     (ii) the worth at the time of judgment of the amount by which the unpaid rent (and any additional sum payable hereunder) which would have been earned after termination until the time of judgment exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

     (iii) the worth at the time of judgment of the amount by which the unpaid rent (any additional sum payable hereunder) for the balance of the Term after the time of judgment exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom including, without limitation, the cost of repairing the Premises and reasonable attorneys' fees; plus

     (v) at Landlord's election, such other amounts in addition to, or in lieu of, the foregoing as may be permitted from time to time by applicable law. Damage shall be due and payable from the date of termination. As used in this Section, the phrase "worth at the time of judgment" is computed by adding to the past rent due or discounting from unpaid future rent interest at the rate of eighteen percent (18%) per annum (herein called the "Default Rate").

     4.04 Landlord's Self-Help. In addition to Landlord's rights of self-help set forth elsewhere in this Lease, if Tenant, at any time, fails to perform any of its obligations under this Lease in a manner reasonably satisfactory to Landlord, Landlord shall have the right, but not the obligation, upon giving Tenant at least three (3) days prior written notice of its election to do so (except in the event of an emergency, in which case no prior notice shall be required) to perform such obligations on behalf of and for the account of Tenant and to take all such action to perform such obligations . In such event, Landlord's costs and expenses incurred with respect thereto shall be paid for by Tenant as Additional Rent immediately upon demand therefor, with interest thereupon, at the Default Rate and including the date Landlord performs such work. The performance by Landlord of any such obligation shall not constitute a release of waiver of Tenant therefrom.

                                    ARTICLE V
                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

     5.01 Subordination of lease. Tenant does hereby subordinate its right under this Lease to any lease wherein Landlord is the lessee and to the lien of any or all mortgages or deeds of trust, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Shopping Center, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements and extensions thereof, provided the lessor, mortgagees, or trustees shall agree to recognize this Lease in the event of termination of the Lease or foreclosure under the mortgages or deeds of trust, if Tenant is not in default under this Lease. Such subordination shall be effective without the execution of any further instrument. Tenant also agrees that any lessor, mortgagee or trustee may elect to have this Lease prior to any lease or lien of its mortgage or deed of trust, and in the event of such election and upon notification by such lessor, mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior lien to the said lease, mortgage or deed of trust, whether this Lease is dated prior to, or subsequent to, the date of said lease, mortgage or deed of trust.

     5.02 Tenant's Attornment. In the event of sale or assignment of Landlord's interest in the Premises or in the event the Landlord mortgages the Premises or Shopping Center or in the event of any proceeding brought for the foreclosure of the Shopping Center in the event of the exercise of the power of sale under any mortgage or deed of trust covering the Premises or in the event of termination of any lease in a sale-leaseback transaction wherein Landlord is the lessee, Tenant shall attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

     5.03 Instruments to Carry Out Intent. Tenant Agrees that, upon request of Landlord or any such lessor, mortgagee or trustee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Article. In the event Tenant fails to do so within five (5) days after request in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact, coupled with an interest, in its name, place and stead to sign and deliver such instruments as if the same had been signed and delivered by Tenant.

                                   ARTICLE VI
                              ESTOPPEL CERTIFICATES
                              ---------------------

     6.01 Tenant's Agreement to Deliver. From time to time and within five (5) days after request in writing therefor from Landlord, Tenant agrees to execute and deliver to Landlord, or to such other addressee or addressees as Landlord may designate (and Landlord and any such addressee may rely thereon), a statement in writing in such form and substance as is satisfactory to Landlord, certifying to all information as is requested by Landlord.

     6.02 Failure of Tenant to Provide. In the event that Tenant fails to provide an estoppel certificate as required in Section 6.01 above within five
(5) days after Landlord's written request therefor, Tenant does hereby irrevocably appoint Landlord as attorney-in-fact of Tenant, coupled with an interest, in Tenant's name, place and stead to sign and deliver the estoppel certificate as if the same had been signed and delivered by Tenant.

                                   ARTICLE VII
                                MECHANIC'S LIENS
                                ----------------

     7.01 No Liens Permitted. Tenant will not permit to be created, or to remain undischarged, any lien, encumbrance or charge (arising out of any work done or materials or supplies furnished by a contractor, subcontractor, mechanic, laborer or materialmen or any mortgage, conditional sale, security agreement or chattel mortgage, or otherwise by or for Tenant) which might be or become a lien or encumbrance or charge upon the Shopping Center or any portion thereof or the income therefrom. Tenant will not suffer any other matter or thing whereby the estate, rights and interests of Landlord in the Shopping Center or any portion thereof might be impaired. If any lien or notice of lien on account of an alleged debt of Tenant or Tenant's contractor to work on the Premises shall be filed against the Shopping Center or any portion thereof, Tenant shall, within ten (10) days after demand from Landlord, cause the same to be discharged for record by payment, deposit, bond, order of court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien or notice of lien to be discharged within the period aforesaid, then, in addition to any other right or remedy Landlord may, but shall not be obligated to, discharge such lien by deposit or by bonding proceedings and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount paid by Landlord and all costs and expenses, including attorney's fees, incurred by Landlord in connection therewith, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord's demand. Nothing herein contained shall obligate Tenant to pay or discharge any lien created by Landlord.

     7.02 Prompt Payment. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or Tenant's contractor in the Premises. No work which Landlord permits Tenant to do shall be deemed to be for immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises.

     7.03 Posting of Notices. Landlord shall have the right to post and keep posted in the Premises notices of non-responsibility, or such other notices as Landlord may deem to be proper for the protection of Landlord's interest in the Premises.

                                  ARTICLE VIII
                                  COMMON AREAS
                                  ------------

     8.01 Use of Common Areas. As long as Tenant is not in default hereunder, Tenant shall be entitled to the use, in accordance with the Rules and Regulations contained in Exhibit A and in common with other tenants, of the common areas of the Shopping Center, as same may be constituted from time to time; provided that the Landlord may amend Exhibit A and make or grant such departure therefrom at such times and in such manner as Landlord in its sole discretion may deem appropriate; and further provided that the use of the common areas by Tenant shall be subject to the terms and conditions contained herein and to such other reasonable rules and regulations for the use thereof as may be prescribed by Landlord from time to time.

     8.02 Alteration of Common Area. It is acknowledged and agreed that Landlord may, in its sole discretion, at any time or from time to time, relocate or rearrange or alter or modify the common areas or any part thereof provided only that after any such change the common areas then available for Tenant's use and enjoyment shall be substantially equivalent to those so available prior to such change.

     8.03 Employee Parking. Tenant agrees that it shall cause all of its employees, agents and contractors to utilize that portion of the parking areas of the Shopping Center designed by Landlord for employee parking from time to time and shall prohibit such persons from using other parking areas of the Shopping Center.

                                   ARTICLE IX
                              LANDLORD OBLIGATIONS
                              --------------------

     9.01 Repairs by Landlord. Landlord agrees to keep in good order the common areas of the Shopping Center (exclusive of the storefront of the Premises or any plate or other glass in or about the Premises) provided that the cost of the same shall be included in common area costs and expenses. Except as otherwise provided in this Lease, Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect or repair any part of said Premises. Tenant shall at once report in writing to Landlord any defective conditions known to Tenant which Landlord is required to repair, and failure to so report such defective condition shall make Tenant responsible to Landlord for the repair of such defective condition and for any liability, cost or expense incurred by Landlord by reason of failure to so report such defective condition. Landlord shall have a reasonable time after receipt of notice from Tenant to commence and complete repairs required of Landlord hereunder.

     9.02 Damage or Destruction. (a) In the event that before or during the term of this Lease, the Premises or the Shopping Center shall be damaged by fire or other casualty which renders the Shopping Center, the Premises or any part of the Shopping Center or the Premises untenantable, Landlord within thirty (30) days of such fire or casualty or of receipt of written notice from Tenant of such damage (whichever shall last occur) shall have the right to either (i) serve written notice upon Tenant of Landlord's intent to repair said damage or
(ii) if said damage renders so much of either of the Premises or of the Shopping Center untenantable that repair would not be feasible as determined in Landlord's sole discretion, or if said damage shall have been occasioned by the act or omission of Tenant, its invitees, servants, agents or employee, serve written notice upon Tenant that this Lease is terminated. If Landlord shall so terminate this Lease, such termination shall be effective as of the date therefor set forth in Landlord's notice to Tenant. If Landlord shall elect to repair such damage, such repairs shall be commenced within thirty (30) days of notice to Tenant of such election and such repairs shall be completed within one hundred eight (180) days of notice to Tenant of such election. During the period of repair, the Rent shall be reduced to an amount which bears the same ratio to the same as the portion of the Premises then available for the use bears to the entire Premises. Upon completion of such repair, the Rent and such charges shall thereafter be paid as if no fire or casualty had occurred.

     (b)The other provisions of this Section 9.02 notwithstanding, Landlord shall have no obligation to replace or repair any property in the Shopping Center or on the Premises belonging to Tenant or to any one claiming through or under Tenant nor shall Landlord have any obligation hereunder to replace or repair any property on the Premises which Landlord shall have the right to require Tenant to remove from the Premises or any alteration, addition or improvement made to the Premises by, for, or at the direction of Tenant.

     9.03 Condemnation. In the event the whole or any part of the Shopping Center shall be taken by eminent domain or in any manner for public use, the Landlord may, at its option, terminate this Lease and the estate hereby granted by giving written notice of such termination to Tenant, and upon the giving of such written notice by Landlord, the estate hereby granted and all rights of Tenant hereunder shall expire as of the earlier of the date when title to or the right to possession of the Shopping Center or a part thereof shall vest in or be taken by public authority as aforesaid; and any rent or other charges paid for any period beyond said date shall be repaid to Tenant. Tenant shall not be entitled to any part of any award or payment which may be paid to Landlord or made for Landlord's benefit in connection with such public use and Tenant shall have no claim or rights as against landlord for the value of any unexpired term of this Lease. Tenant may, however, claim and receive from the condemning authority, if legally payable, compensation for Tenant's relocation costs and/or business interruption provided that the same shall not reduce amounts otherwise payable to Landlord. It is agreed however, that the widening of streets abutting the land shall not affect this lease, provided that no part of the Shopping Center is so taken.

     9.04 Quiet Enjoyment and Transfer of Tenants. Tenant shall, subject to the provisions hereof and of Section 5.01 dealing with subordination, peaceably and quietly enjoy the Premises during the term hereof without hindrance or interruption by Landlord so long as Tenant performs and observes all of the terms, covenants and conditions to be performed and observed by Tenant hereunder and pays all sums due from Tenant for rent, additional rent, costs, charges or reimbursement or for sums advanced by Landlord on Tenant's behalf in accordance with the provisions hereof; provided, however, Landlord shall have the right, after having given Tenant thirty (30) days written notice of its intention to do so, to transfer and remove Tenant and all property in the Premises from the Premises to any other available premises in the shopping Center substantially equal in size and area. Landlord shall bear the expense of any renovations or alterations necessary to make the necessary to make the new space substantially conform in layout and appointment with the original Premises.

                                    ARTICLE X
                              ADDITIONAL COVENANTS
                              --------------------

     10.01 Right of Entry. Landlord shall have the right to enter and to grant licenses to enter and/or pass through the Premises at any time and for such lengths of time s Landlord shall deem reasonable (a) to inspect the Premises;
(b) to exhibit the Premises to prospective tenants or purchasers of the Shopping Center; (c) to make alterations or repairs to the Premises or to the Shopping Center (including the installation and repair of utility lines, including sprinkler lines, which may pass through the premises to service other areas of the Shopping Center and to store necessary materials, tools and equipment for such alterations or repairs; (9d) for any purpose which Landlord deems necessary for the operation and maintenance of the Shopping Center and the general welfare and comfort of its tenants; (9e) for the purpose of removing from the Premises any placards, signs, fixtures, alteration or additions not permitted by this Lease, or (9f) to abate any condition which constitutes a violation of any requirement, covenant or condition of this Lease or of the Rules and Regulation or of any notice given Tenant by Landlord in accordance with the terms of this Lease. No such entry by Landlord shall in any manner affect Tenant's obligations and covenants under this Lease and no such entry shall of itself render Landlord liable for any loss of, or damage to, the property of Tenant.

     10.02 Surrender of Premises. At the end of the Term or upon any earlier termination of this Lease or Tenant's right to possess the Premises, Tenant shall vacate and surrender possession of the Premises to Landlord broom clean and in good order and condition as the Premises were at the time Landlord shall have delivered possession thereof to Tenant, ordinary wear and tear, damage by fire or other casualty not caused by Tenant, its servants, agents or employees and (subject to the provisions of Section 3.10 of this Lease) alterations, additions and improvements to the Premises consented to in writing by Landlord excepted. Tenant shall have no right (except as it may be obligated to do so pursuant to Section 3.10 hereof) to remove any betterments and improvements whether made by Tenant or Landlord including, but not limited to, floor and wall coverings, lighting, cooling and ventilating, plumbing and other such fixtures, partitions, alterations, improvement, systems and all such similar apparatus and equipment. If not in default, Tenant shall, however, have the right at the end of the term hereof, to remove any furniture, trade fixtures or other personal property placed in the Premises, provided that Tenant promptly repairs any damage to the Premises caused by such removal and provided further that all such removal and/or repairs are completed by the normal expiration date of the term

     10.03 Late Charges. In the event that Tenant fails to pay an sum due under any provisions of this Lease (including, without limitation, rentals, costs, charges, additional rentals or reimbursements) when due as herein provided, then, such sum shall bear interest at the highest legal rate not to exceed eighteen percent (18%) per annum calculated from said due date. The payment of such interest shall not excuse or cure any default by Tenant under this Lease. Tenant shall, in addition, pay a late charge of $50.00 for processing of late payments; it being understood that a payment shall be considered late if not received by Landlord when due in accordance with the terms of this Lease. Such interest and late charges shall be considered additional rental under the provisions hereof, the non-payment of which shall be considered a default on the part of the Tenant and shall entitle Landlord to exercise all of its rights and privileges hereunder.

     10.04 All Notices in Writing. Any notice or demand or statement which by any provision of this Agreement is required or allowed to be given either party to the other shall be in writing and shall be deemed to have been sufficiently given for all purposes when made by personal delivery or sent in the United States mail as certified or registered mail, return receipt requested, postage prepaid and addressed (a) if to Tenant, to the Address of Tenant, and (b) if to Landlord, to the Address of Landlord or to such other place as Landlord may from time to time designate in a notice to Tenant. Tenant hereby appoints as its agent for service or process in all dispossessory, distraint and summary ejectment proceedings which may be brought against it by Landlord, any employee of Tenant occupying the Premises: provided that if no employee of Tenant is occupying the Premises, then Tenant agrees that such service may be made by attachment thereof to the main entrance to the Premises.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

     11.01 Attorney's Fees. Tenant shall pay reasonable attorney's fees of Landlord in the event Landlord is required to use the services of an attorney for the enforcement against Tenant of any of the terms, covenants or provision hereof.

     11.02 Time of Essence. Each of Tenant's covenants herein is a condition and time is of the essence with respect to the performance of every provision of this Lease and the strict performance of each shall be a condition precedent to Tenant's rights to remain in possession of the Premises or to have this Lease continue in effect.

     11.03 Holding Over. Should Tenant, with or without Landlord's written consent, hold over after the termination of this Lease, Tenant shall become a tenant at will and shall be bound by each and all of the terms herein provided as may be applicable to such tenancy at will. Any such holding over shall not constitute an extension of this Lease by law or otherwise. During such holding over, Tenant shall pay rent (including minimum rent, common area maintenance costs and expenses, tax impositions, insurance costs, promotional costs and other charges hereunder), at that rate equal to two hundred fifty percent (250%) of the rate or rates then applicable under the provisions of this Lease.

     11.04 Waiver. No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent or continuing breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act. No agreement to accept Tenant's surrender of the Premises shall be valid unless in writing and signed by Landlord. No employee of Landlord or Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any such employee shall not operate as a termination of the Lease or surrender of the Premises.

     11.05 Successors and Assigns. Except as otherwise provided in this Lese, all of the covenants, conditions, and provisions of this Lease shall be binding upon, and shall inure to, the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, successors and assigns, when permitted hereunder; it is understood and agreed, however, that the term "Landlord", as used in this Lease means only the owner or the lessor for the time being of the Shopping Center of which the Premises are apart, so that in the event of any sale or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter; and it shall be deemed, without further agreement, that the purchaser or the lessor, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the land and Shopping Center.

     11.06 Headings, Captions and References. The article and section captions contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and, if there be more than one tenant, the obligations herein imposed upon Tenant shall be joint and several.

     11.07 Landlord and Tenant Relationship. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any other party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, know any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than set forth in Section 11.08 hereinbelow.

     11.08 No Estate by Tenant. This Lease shall create the relationship of Lessor and Lessee between Landlord and Tenant; no estate shall pass out of Landlord, and this Lease shall not be subject to levy and/or sale and shall not be assignable by Tenant except as provided in Section 3.12 hereof.

     11.09 Delay in Delivery of Premises. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable in any manner to Tenant for damages or any other claim resulting from failure to deliver the Premises or for any delay in commencing or completing any work Landlord is to perform regarding the Premises or with respect to the Landlord's Building, or any other part or all of the Shopping Center, and Tenant takes the Premises as-is unless the Landlord is required to perform Landlord's Work as specified in Exhibit "B", and Tenant hereby waives all such liability; provided that in the event the Commencement Date shall not have occurred within six (6) months after the date hereof, then this Lease shall automatically become null and void (except that Landlord shall return to Tenant the Security Deposit) and both parties hereto shall be relieved of all obligations hereunder, in which event each party shall, at the other's request, execute an instrument in recordable form containing a release or surrender of all right, title and interest in and to this Lease.

     11.10 Entire Agreement and No Offer. This Lease constitutes the entire agreement, intent and understanding between the parties hereto with respect to the subject matter hereof, and no prior or contemporaneous agreement or understanding with regard to any matter shall be effective for any purpose unless reduced in writing herein. No provision of this Lease (including this specific provision) may be amended or added to except by an agreement in writing signed by the parties hereto of their respective successors in interest. The submission of this Lease for examination or consideration by Tenant shall not constitute an offer to lease by Landlord nor a reservation of space, and this Lease shall be effective only upon execution and delivery hereof by both Landlord and Tenant.

     11.11 Representations. Tenant acknowledges that neither Landlord's agents, employees or contractors have made any representations or promises with respect to the Premises, the Shopping Center, or this Lease except as expressly set forth herein, and that Tenant shall have no claim, right or cause of action based on, or attributable to, any representation or promise allegedly made by Landlord, its agents, employees or contractors which is not expressly set forth herein.

     11.12 Jurisdiction. The laws of the State of Florida shall govern the interpretation, validity, performance and enforcement of this Lease and the venue for any action involving this Lease shall be Lee County, Florida.

     11.13 Landlord's Liability. Tenant shall look solely to the estate and property of Landlord in the Shopping Center for the satisfaction of Tenant's remedies for collection of a judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord of any terms, covenants and conditions of this Lease to be observed an/or performed by Landlord, and no other property or assets of Landlord, its owners, managers, partners or agents shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

     11.14 Execution by Agent. It is acknowledged and agreed that if this Lease is executed by an agent on behalf of Landlord, such agent is acting solely in his or its capacity as agent for Landlord; and neither such agent nor its officers, directors, shareholders or employees shall have any liability under this Lease for any act or omission on Landlord hereunder, and Tenant shall look solely to Landlord with respect to all covenants and agreements of Landlord contained in this Lease.

     11.15 Corporate Tenants. In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that:
Tenant is a duly constituted corporation qualified to do business in the State of Florida; all Tenant's franchises and corporate taxes have been paid to date; all future forms, reports, fees and other document necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the governing body of such corporation to execute and deliver this Lease on behalf of the corporation.

     11.16 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Minimum Rent or any Additional Rent or other charge stipulated herein shall be deemed to be other than on account of the earliest stipulated Minimum Rent or Additional Rent or other Charge, as the case may be, nor shall any endorsement or statement or any check or any letter accompanying any such check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such amount due or pursue any other remedy provided for in this Lease or available at law or in equity.

     11.17 Recording. This Lease shall not be recorded. Contemporaneously with the execution of this Lease or at any time hereafter, at the request of either party herein, a Memorandum of Lease shall be executed by the parties hereto and recorded, with the cost of preparation and recordation of the said Memorandum to be borne by the party requesting the said Memorandum.

     11.18 Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

     11.19 Hazardous or Toxic Material. The Tenant shall not handle, store, transport or dispose of hazardous or toxic materials within the Premises or in or on the Shopping Center and its common areas without the written consent of the Landlord. If Tenant does, with or without the Landlord's knowledge or written consent, handle store, transport or dispose of hazardous or toxic materials within the Premises or in or on the Shopping Center or its common areas then the Tenant must handle, store, transport or dispose of said hazardous or toxic materials in accordance with all applicable federal, state and local rules regulations, ordinances and statutes and the Landlord specifically does not in this sentence waive the requirements of the preceding sentence.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease Agreement and have hereunto set their seals and/or adopted as their seals respectively the word SEAL appearing beside their execution below; all as of the Lease Date set forth in the Fundamental Lease Provisions.


WITNESSES                          TENANT:
                                   THE  FURST  GROUP,  INC.

     /s/                           /s/ Wayne C. Phipps    (Seal)  Date 10/30/98
-----------------                  ------------------------
                                   Wayne  C.  Phipps
     /s/                           Chief  Executive  Officer
-----------------


                                   LANDLORD:
                                   BRIDGE  PLAZA  PARTNERSHIP
                                   A  Florida  general  Partnership

                                   By:  It's  General  Partner:
      /s/                          BRIDGE  PLAZA  RATLIFF,  INC.,
-----------------                  A  Florida  Corporation


                                   BY: /s/ Robert Lee Ratliff III (Seal)  Date
      /s/                          ---------------------------           11/4/98
-----------------                  ROBERT  LEE  RATLIFF  III
                                   President

                                   EXHIBIT "A"
                                   -----------
                              RULES AND REGULATIONS
                              ---------------------

TENANT  SHALL:
-------------

A. Keep the inside and outside of the Premises and all glass, doors, and windows of the Premises clean.

B.     Keep  all  exterior  surfaces  of  the  Premises  clean.

C. Replace promptly at Tenant's expense, with glass of like kind and quality and any plate glass or window of the Premises which may become cracked or broken.

D. Maintain the Premises at Tenant's expense in a clean, orderly and sanitary condition free of offensive odors, insects, rodents, vermin and other pests.

E. Keep rubbish, garbage, trash and other refuse in proper containers in the interior of the Premises and cause same to be removed on a regular basis at Tenant's expense. If Tenant is a restaurant or food service operator, Tenant shall as required by Landlord install garbage disposal equipment or a refrigerated wet garbage storage facility within the Premises and contract for daily removal of same. In the event Tenant fails to pay for such service Landlord shall have the right to make payments on Tenant's behalf in which event Tenant shall pay such sums as are advanced by Landlord as additional rent to Landlord upon demand.

F. Comply with all applicable laws, ordinances and regulations of governmental authorities or any agencies thereof, and further to comply with all recommendations of any public or private agency having authority over insurance rates with respect to the use or occupancy of the Premises by Tenants.

G. Keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises.

H. Conduct its business in a dignified manner in accordance with high standards of operation so as to assure the transaction of a maximum volume of business in and at the Premises.

I. Schedule all deliveries to the Premises or the Shopping Center in advance to minimize interference with business operation during normal business hours.

TENANT  SHALL  NOT:
------------------

A. Place or maintain merchandise or other articles in any vestibule or entry of the premises, on the footwalks adjacent hereto, or elsewhere in the exterior or common areas of the Shopping Center.

B. Use or permit the use of any apparatus for sound reproduction or transmission including, but not limited to, loudspeakers, phonographs, public address systems, sound amplifiers and radios or any musical instruments in any manner that sounds so produced are audible or visible outside the Premises.

C. Permit undue accumulation of garbage, trash, rubbish or other refuse within or without the Premises.

D. Cause or permit objectionable odors or food odors to emanate or be dispelled from the Premises.

E. Solicit business in the parking area or other common areas of the Shopping Center.

F. Distribute handbills or other advertising matter to any persons or in or upon any automobiles in the parking areas or in any other common areas of the Shopping Center.

G. Permit the parking or standing of delivery vehicles to interfere with the use of any driveway walk, parking area, mall or other common areas of the Shopping Center.

H. Cause or permit the loading or unloading of merchandise, supplies or other property outside the area designated therefor by Landlord as a "Loading Area" or permit the parking or standing outside of any such area by delivery vehicles or other vehicles or equipment engaged in loading or unloading.


                                   EXHIBIT "B"
                                   -----------
                           ADDITIONAL LEASE PROVISIONS
                           ---------------------------

     1. Option to Renew. The LEASE shall include a renewal option of three (3) years:

     RENEWAL  OPTION:

     The exercise of the RENEWAL OPTION shall extend the term of the LEASE for a three year period (from February 1, 2002, through January 31, 2005) upon the condition that there is no default in the performance of any terms of the LEASE by the Tenant at the time of notice of the election to extend is given by TENANT or at the commencement of such RENEWAL OPTION extended term. The RENEWAL OPTION shall terminate if the TENANT materially defaults in the performance of any terms of the Lease during the initial Term of the LEASE.

     TENANT shall give LANDLORD a minimum of one hundred fifty (150) days written notice prior to the expiration of the initial Term of the LEASE as to TENANT'S intention to exercise the three (3) year RENEWAL OPTION, failing which the RENEWAL OPTION to extend shall expire.

     The rent during the Option Period shall be a sum of $102,767.00 per year - $8,565.00 per month.


2.     Construction  of  Premises

     A. Landlord's Work. Landlord shall perform the work referenced in the drawings prepared by Associates in Architecture and Planning, Inc.which has been initialed by the Landlord and the Tenant and dated October 10, 1998.

     B. Tenant's Work. Tenant shall perform all other work required to operate the Tenant's business on the Premises excluding the work described as Landlord's Work in the previous paragraph.


                                         THE  FURST  GROUP,  INC.

                                         BY: /s/ Wayne C. Phipps
                                             -------------------------
                                         WAYNE  C.  PHIPPS
                                         Chief  Executive  Officer


                                         BRIDGE  PLAZA  PARTNERSHIP,
                                         A  Florida  general  partnership

                                         BY:  It's  General  Partner:
                                         BRIDGE  PLAZA  RATLIFF,  INC.,
                                         a  Florida  Corporation


                                         BY: /s/ Robert Lee Ratliff III
                                             -------------------------
                                         ROBERT  LEE  RATLIFF  III
                                         President

                   RESOLUTION  OF  THE  BOARD  OF  DIRECTORS
                   -----------------------------------------

     I, SUZANNE M. BRINN, do hereby certify that I am the duly elected Secretary of THE FURST GROUP, INC., "Corporation", that the following is a true and correct copy of a resolution adopted by the Board of Directors of the Corporation at a meeting of said Board of Directors held in accordance with the By-Laws of the Corporation on the 18th day of October 1998, and that said resolution is now in full force and effect:


     RESOLVED: That the Chief Executive Officer, President, Vice President, the Secretary, and/or the Treasurer of the Corporation be, and they hereby are authorized and direct to negotiate, execute and deliver on behalf of the Corporation a lease agreement with BRIDGE PLAZA PARTNERSHIP (Landlord), whereby the Corporation will lease certain business premises 12901 McGregor Boulevard, Unit 1A, Fort Myers, Florida, on terms and conditions which shall be determined by said officers to be advisable and in the best interests of the Corporation, and the conclusive evidence of their approval thereof shall be a lease executed and delivered by said officer.

     IN WITNESS WHEREOF, I have affixed my name as Secretary of the Corporation this, the 30th day of October, 1998.


                              /s/ Suzanne M. Brinn
                              -------------------------------
                              SUZANNE  M.  BRINN,  SECRETARY


(Corporate Seal)